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                                                                 Exhibit 10

        THIS STOCK PURCHASE AGREEMENT is made as of the 10th day of March, 2000 by and between Construction Technology Industries Inc., a Delaware Corporation with its principal offices in Harrington Park, New Jersey (the "Company") and HITK Corporation, a Delaware Corporation with its executive offices in Harrington Park, New Jersey ("Investor").

                      THE PARTIES HEREBY AGREE AS FOLLOWS:

  1.    Purchase and Sale of Stock.

        Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Closing and the Company agrees to sell and issue to Investor at the Closing a total of 3,000,000 shares of the Company's Common Stock (the "Shares") for a purchase price of $15,000.00.

  1.2   Closing.

        The purchase and sale of the Shares shall take place at the offices of the Company at 68 Schraalenburg Road, Harrington Park, New Jersey at 4:00 P.M., on March 11, 2000 or at such other time and place as the Company and Investor mutually agree (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to Investor a certificate representing the Shares and Investor shall deliver to the Company payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness, or any combination thereof. In the event that payment by Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall deliver to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable.

  2.    Representations and Warranties of the Company.

        The Company hereby represents and warrants to Investor that, except as set forth in the Schedule A Exceptions (the "Schedule of Exceptions") furnished Investor which exceptions shall be deemed to be representations and warranties as if made hereunder:

  2.1   Organization, Good Standing and Qualification.

        The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

  2.2   Capitalization and Voting Rights.

        The authorized capital of the Company consists of 50,000,000 shares of common stock of which 347,243 shares are issued and outstanding. The outstanding shares of common stock are all duly and validly authorized and issued, fully paid and non-assessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933 (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

  2.3   Agreements for Issuance of Stock

        Except for the proposed sale and issuance of not more than 240,000 shares to the Company's officers, there are not outstanding any options, warrants, rights (including conversion of preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and to the best of the Company's

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knowledge, there is no agreement or understanding between any person or entities, which affects or relates to the voting or giving consents with respect to any security by a director of the Company.

  2.4   Subsidiaries.

        The Company does not presently own or control, directly or indirectly, any interest in any other corporation or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

  2.5   Authorization.

        All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with terms.

  2.6   Valid Issuance of Stock.

        The Shares that are being purchased by Investor when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

   2.7. Offering

        Subject in part to the truth and accuracy of Investor's representations set forth in Section 3 of this Agreement and in the Investment Letter attached hereto as Exhibit A, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

   2.8  Litigation.

        There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such agreements, or to consummate the transaction contemplated herein, or that might result either individually or in the aggregate, in any material adverse changes in the assets, equity ownership of the Company or otherwise nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes without limitation any actions, suits, pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company business of any information or techniques, allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently or that the Company intends to initiate.

  2.9   Compliance with Other Instruments.

        The Company is not in violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws or of any contract, agreement or other instrument. The execution,

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delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of my material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

  2.10  Agreements: Action

Except for agreements explicitly referenced in this Agreement:

            (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates;

            (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $5,000.00 or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services.

            (c) The Company has not declared or paid any dividends or authorized or incurred any indebtedness for money borrowed or any other liabilities in the aggregate in excess of $15,000.00.

  2.11  Information Provided Investor

        The Company has provided Investor with all information that Investor has requested for the purpose of making a decision whether to purchase the Shares and all information that the Company believes is reasonably necessary to enable Investor to make such decision. To the best of its knowledge, neither this Agreement nor any other statements or certificates made or delivered in connection herewith contain any untrue statements of a material fact nor omits to state a material fact necessary to make the statements contained herein not misleading.

  2.12  Financial Statements.

        The Company will deliver to Investor its audited financial statements, balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto as of December 31, 1999 and for the fiscal year then ended (the "Financial Statements"). The Financial Statements will have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements will fairly present the financial condition and operating results of the Company as of the date and for the period indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to date of the Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to he reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other

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person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. Since the date of the Financial Statements, there has not been:

      (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

      (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition or operating results of the Company.

  2.13  Title to Property and Assets.

        The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge holds a valid leasehold interest free of any liens, claims or encumbrances.

  3.0   Representations and Warranties of the Investor.

        Investor hereby represents and warrants that:

  3.1   Authority

        Investor has full power and authority to enter into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

  3.2   Purchasing  Entirely for Own Account.

        This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement and execution of the Investment Letter attached hereto, such Investor hereby confirms, that the Shares to be received by Investor will he acquired for investment for Investor's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking or other arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

  3.3   Disclosure of Information.

        Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company and has had access to all of the books and records of the Company in the Company's possession or under its control. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

  3.4   Investment Experience.

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        Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

  3.5   Restricted Securities.

        Investor understands that the Securities it is purchasing are characterized as restricted securities under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

  3.6   Further Limitations on Disposition.

        Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 provided and to the extent this Section and such agreement are then applicable; and

      (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

      (b) (i) Investor shall have notified the Company of the proposed disposition and shall have provided the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

  3.7   Restrictive Legend.

        It is understood that the certificates evidencing the Shares may bear the following or similar legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PURCHASED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION UNDER SAID ACT AND/OR UNDER SAID STATE SECURITIES LAWS.

   4.   Conditions of Investor's Obligations at Closing.

        The obligations of Investor under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not he effective against Investor if it does not consent in writing thereto:

  4.1   The representations and warranties of the Company contained in
Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

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  4.2   The Company shall have performed and complied with all agreements obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

  4.3 All authorizations, approvals, or permits if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

  5.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

  5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transfers of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any patty other than the patties hereto or their respective successors and assigns any rights, remedies. obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

  5.3 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

  5.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey as applied to agreements among New Jersey residents entered into and to be performed entirely within New Jersey.

  5.5 Captions. The captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

  5.6 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail sent prepaid and addressed to the patty to be notified at the address indicated in writing by such party or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

  5.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

  5.8 Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party being requested to amend or to waive any provision contained in the Agreement.

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  5.9   Enforceability If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

  5.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other patty in any manner by any warranties, representations, or covenants except as specifically set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HITK CORPORATION              CONSTRUCTION TECHNOLOGY INDUSTRIES INC.

By:  /S/ John Gitlin                   By: /S/ Robert Shuck
   ------------------                    -------------------
         John Gitlin                           Robert Schuck

Its: Vice President                    Its: President


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                                    EXHIBIT A

                                INVESTMENT LETTER

         HITK Corporation ("HITK") represents and warrants pursuant to the Agreement dated March 10, 2000 by and between Construction Technology Industries, Inc ("Construction Technology" or the "Company") and HITK (the "Agreement") the following:

     (a) HITK is acquiring Construction Technology Stock (the "Construction Technology Shares") for its own account for the purpose of investment, and not with a view to, or for sale in connection with, any distribution thereof; and

     (b) HITK has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its proposed investment in the Company and has been a major shareholder of Construction Technology for more than ten years and therefore is fully knowledgeable regarding the Company and its business affairs.

     (c) HITK understands and acknowledges that the Construction Technology Shares to be delivered to it pursuant to the provisions of the Agreement will be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the" '33 Act"), and agrees that the certificates therefore shall bear the following legend or substantially similar legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PURCHASED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT SE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION UNDER SAID ACT AND/OR UNDER SAID STATE SECURITIES LAWS.

     (d) HITK understands and acknowledges that the Construction Technology Shares to be delivered pursuant to the provisions of the Agreement will not be registered under the 1933 Act and, accordingly, HITK recognizes that it may be required to bear the economic risk of its investment until such shares are registered. HITK agrees on behalf of itself, and its successors and assigns, that it will only sell, transfer, pledge or hypothecate any of the Construction Technology Shares to be acquired by it pursuant to an effective registration statement under the '33 Act or in a transaction wherein registration under the '33 Act is not required. HITK understands that Construction Technology has no obligation to register the Construction Technology Shares under the '33 Act.

                                          HITK CORPORATION

                                          /s/ John Gitlin
                                          --------------------
                                          By:  John Gitlin
                                          Its: Vice President